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                                                                                                                    Exhibit 5(a)(ii)

                                                                                                                 Office Use Only: 02

     (CUNA MUTUAL GROUP LOGO)
    Cuna Mutual Insurance Society               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY APPLICATION
2000 Heritage Way - Waverly, IA 50677

                                                                                      ______________________________________________
MEMBERS(R) Variable Annuity III                                                       CREDIT UNION NO. [ ] Check If Not Applicable.

                                                             REQUIRED

1.   ANNUITANT / OWNER Must be no older than age 85 on contract issue date. If    Gender:         [ ] Male   [ ]Female
     annuitant is under age 18 (19 in NE & AL, 21 in MS) an owner must be named   U.S. Citizen:   [ ] Yes    [ ]No
     in Section 3a or 3b.

Name __________________________________________________________________________
                First                   Middle                 Last

                                                                                  SSN _______- _________- ___________
Address _______________________________________________________________________

                                                                                  Date of Birth ______________ _________ ___________
Address _______________________________________________________________________                      Month        Day        Year

City ________________________________ State ________________ ZIP ______________   Day Phone ________________________________________
                                                                                                       Including area code

                                                              OPTIONAL

2.   CO-ANNUITANT / CO-OWNER NONQUALIFIED ONLY Check one. N/A with Spouse
     Benefits in Sections 9 and 10. Must be no older than age 85 on the           Relationship to
     contract issue date and for b. & c. must be at least age 18 (19 in           Annuitant ________________________________________
     NE & AL, 21 in MS).

     [ ] A.   CO-ANNUITANT Must be spouse of annuitant.

     [ ] B.   CO-OWNER                                                            Gender:         [ ] Male   [ ]Female
                                                                                  U.S. Citizen:   [ ] Yes    [ ]No
     [ ] C.   CO-ANNUITANT & CO-OWNER Must be spouse of annuitant.

Name __________________________________________________________________________
                First                   Middle                 Last

                                                                                  SSN _______-_________-___________
Address _______________________________________________________________________

                                                                                  Date of Birth ______________ _________ ___________
Address _______________________________________________________________________                      Month        Day        Year

City ________________________________ State ________________ ZIP ______________   Day Phone ________________________________________
                                                                                                      (Including area code)

                                                   OPTIONAL - COMPLETE ONLY ONE

3A.  OWNER-INDIVIDUAL NONQUALIFIED ONLY If other than annuitant/owner. Must be    Relationship to
     at least age 18 (19 in NE & AL, 21 in MS) and no older than age 85 on the    Annuitant ________________________________________
     contract issue date.
                                                                                  Gender:         [ ] Male   [ ]Female
Name __________________________________________________________________________   U.S. Citizen:   [ ] Yes    [ ]No
                First                   Middle                 Last

                                                                                  SSN _______- _________-___________
Address _______________________________________________________________________

                                                                                  Date of Birth ______________ _________ ___________
Address _______________________________________________________________________                      Month        Day       Year

City ________________________________ State ________________ ZIP ______________   Day Phone ________________________________________
                                                                                                      (Including area code)

3B.  OWNER-TRUST NONQUALIFIED ONLY Include a copy of the page(s) of the trust document which contains trust name, trust date, trustee name(s), investment authority, and signature(s); or use form 1919(CML) Trustee Certification.

Name of Trust  ________________________________________________________________   SSN _______-_________-___________
                                                                                  or
ATTN __________________________________________________________________________   EIN _______-_____________________

Address _______________________________________________________________________   Date of Trust ______________ _________ ___________
                                                                                                     Month        Day        Year
City ________________________________ State ________________ ZIP ______________

Trustee Name(s) _______________________________________________________________

3C.  OWNER-CREDIT UNION 457(b) AND 457(f) PLANS ONLY

Name of Credit Union __________________________________________________________   EIN _______-_____________________

ATTN __________________________________________________________________________   __________________________________________________
                                                                                  Title of Authorized Officer signing in Section 21.

Address _______________________________________________________________________

City ________________________________ State ________________ ZIP ______________

                                                             REQUIRED

4.   REPLACEMENT

Do you have any existing life insurance or annuities with our company or any other company?    [ ] Yes    [ ] No

Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other company?
[ ] Yes   [ ] No   If Yes: What Company? ___________________________________________________________________________________________

                           What Contract Number?  __________________________________________________________________________________

VAAPP-2007                                                       CBSI                                                           1108
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                                                             REQUIRED

5.   PRIMARY BENEFICIARY Right to change reserved unless otherwise specified.     Relationship and address required.

                                                                                  Relationship
Name __________________________________________________________________________   to Annuitant _____________________________________
                First                   Middle                 Last

Address _______________________________________________________City ___________   State _______________________ ZIP ________________

                                                                                  Relationship
Name __________________________________________________________________________   to Annuitant _____________________________________
                First                   Middle                 Last

Address _______________________________________________________City ___________   State _______________________ ZIP ________________

                                                                                  Relationship
Name __________________________________________________________________________   to Annuitant _____________________________________
                First                   Middle                 Last

Address _______________________________________________________City ___________   State _______________________ ZIP ________________

Name of Trust _________________________________________________________________   Date of Trust ____________________________________

Trustee name(s) ____________________________________________________________________________________________________________________

To list more beneficiaries, use Section 20 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. If no primary beneficiary is listed, the primary beneficiary will be the estate of the annuitant.
The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation
With Restricted Payout Options form. Specific limitations are described in the form.

                                                             OPTIONAL

6.   CONTINGENT BENEFICIARY Right to change reserved unless otherwise specified.  Relationship and address required.

                                                                                  Relationship
Name __________________________________________________________________________   to Annuitant _____________________________________
                First                   Middle                 Last

Address _______________________________________________________City ___________   State _______________________ ZIP ________________

                                                                                  Relationship
Name __________________________________________________________________________   to Annuitant _____________________________________
                First                   Middle                 Last

Address _______________________________________________________City ___________   State _______________________ ZIP ________________

                                                                                  Relationship
Name __________________________________________________________________________   to Annuitant _____________________________________
                First                   Middle                 Last

Address _______________________________________________________City ___________   State _______________________ ZIP ________________

Name of Trust _________________________________________________________________   Date of Trust ____________________________________

Trustee name(s) ____________________________________________________________________________________________________________________

To list more beneficiaries, use Section 20 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation With Restricted Payout Options form. Specific limitations are described in the form.

                                                             OPTIONAL

7.   PROSPECTUS AND ANNUAL REPORTS E-MAIL AUTHORIZATION

     [ ]  I consent to receiving the prospectus, annual and semiannual reports online. I understand this will be in effect until I revoke it. I understand I can receive paper copies at any time by calling 1-800-798-5500. I understand I could incur outside costs by receiving documents online; but I will not be charged by CUNA Mutual Insurance

          Society. My e-mail address is:

          Owner's e-mail address: __________________________________________________________________________________________________
          Co-owner's (if any) e-mail address

          if different than the owner: _____________________________________________________________________________________________
                                                             THESE REPORTS ARE PDF FILES WHICH REQUIRE ADOBE READER.

                                                             OPTIONAL

8.   TELEPHONE/FAX/INTERNET AUTHORIZATION See the Telephone/Fax/Internet Authorization(Form CLS-56) for details on what transactions can be done by telephone/fax/internet.

I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ] I do NOT want telephone/fax/internet authorization

I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ] I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization

                                                         HOME OFFICE USE ONLY

9.   HOME OFFICE USE ONLY

VAAPP-2007                                                       CBSI
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                                    REQUIRED
                                                                                                                 Office Use Only: 02
10. PLAN OPTION AND PLAN TYPE Check one plan option and one plan type.

    [ ] STANDARD                          [ ] L-SHARE (Four-Year)               [ ] PURCHASE PAYMENT CREDIT (Extra Credit)
        [ ] Nonqualified                      [ ] Nonqualified                      [ ] Nonqualified
        [ ] Traditional IRA                   [ ] Traditional IRA                   [ ] Traditional IRA
        [ ] Roth IRA                          [ ] Roth IRA                          [ ] Roth IRA
        [ ] SEP IRA                           [ ] SEP IRA                           [ ] SEP IRA
        [ ] Beneficiary IRA                   [ ] Beneficiary IRA                   [ ] Beneficiary IRA
        [ ] 457(b)                            [ ] 457(b)                            [ ] 457(b)
        [ ] 457(f)                            [ ] 457(f)                            [ ] 457(f)

11. INITIAL PURCHASE PAYMENT Enter initial purchase payment amount(s) in the row that corresponds with the plan type.

                                     NON-1035     1035 EXCHANGE
                                   EXCH AMOUNT        AMOUNT
                                 ---------------  ---------------
Nonqualified
                                  $____________    $___________
(Min. Total First Year: $5,000)

                                                                       CURRENT           PRIOR
                                 ROLLOVER AMOUNT  TRANSFER AMOUNT  YR CONTRIBUTION  YR CONTRIBUTION          CONVERSION AMOUNT
                                 ---------------  ---------------  ---------------  ---------------  -------------------------------
Traditional IRA                                                     YEAR__________   YEAR _________    AMOUNT FROM TRADITIONAL IRA
                                                                                                       BEING CONVERTED TO ROTH IRA
Roth IRA
SEP IRA                           $____________    $___________     $____________    $___________              $___________
(Min. Total First Year: $2,000)

                                 ROLLOVER AMOUNT  TRANSFER AMOUNT
                                 ---------------  ---------------
Beneficiary IRA
   (Also complete forms                                                             TOTAL INITIAL PURCHASE PAYMENT
CLS-520, CLS-521 & CLS-381)       $____________    $___________                             $____________
(Min. Total First Year: $2,000)

                                        NEW
                                   MONEY AMOUNT   TRANSFER AMOUNT               Total of dollar amounts in Section 11.
                                 ---------------  ---------------
Credit Unions only:
                                                                          MAKE CHECK PAYABLE TO CUNA MUTUAL INSURANCE SOCIETY.

457(b)                            $____________    $___________     THE INITIAL PURCHASE PAYMENT APPLIED WILL BE EQUAL TO THE ACTUAL
457(f)                                                                             AMOUNT RECEIVED BY THE COMPANY.

(Min. Total First Year: $2,000)

                                    OPTIONAL

12. FUTURE PURCHASE PAYMENTS Check only one billing type.

$__________________ (Min: $25 per billing for Automatic & List Bill, $100 for Direct Bill)

AUTOMATIC (ACH) Complete Section 13 - Future Payments.

LIST BILL - [ ] Weekly [ ] Bi-weekly [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

For all plan types, complete Employer List Bill Agreement form PA-7, if not already on file. For 403(b) TSA plans, also complete
Salary Reduction Agreement form 687A.

DIRECT BILL - [ ] Quarterly [ ] Semiannually [ ] Annually

                                    OPTIONAL

13. AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH)

    [ ] INITIAL PAYMENT: I hereby authorize the Company and the financial institution named below to retain my account information and make a debit entry for my initial payment in the amount of $______________.

    [ ] FUTURE PAYMENTS: I authorize the Company and the financial institution named below to retain my account information and to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone.
        Frequency: [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

        Indicate the amount: $_____________ Indicate the ____________ (month) and _________ (day: 1-28 only) this should begin.
                                      (Deductions will occur on the first of the month unless another date is selected.)

        I understand I will receive quarterly statements for my variable annuity.

Financial Institution ______________________________   Routing Number _______________________________________
Address_____________________________________________   Account Number _______________________________________
City ______________________________ State __________
                                                       [ ] Share Draft/Checking (Attach blank voided check.)
Phone Number _______________________________________   [ ] Share Account/Savings (Only available for accounts
                                                           accepting electronic transactions.)

Signature of Account Owner, if other than the Annuitant or Owner ____________________________________________

VAAPP-2007                                                      CBSI
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                                    OPTIONAL

14. OPTIONAL LIVING BENEFITS - COMPLETE 14A OR 14B (NOT BOTH), THEN COMPLETE 14C OR 14D (NOT BOTH).

    14A. GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB) (Principal Protectors)
         Available at an additional charge. Not available if Beneficiary IRA plan type in Section 10 is chosen.
            [ ] 7-Year GMAB Period Issues ages 0 - 85   OR   [ ] 10-Year GMAB Period Issues ages 0 - 85

    14B. GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) (Income Protectors)
         Available at an additional charge. Not available if Beneficiary IRA plan type in Section 10 is chosen. Check only one GLWB.
         (If co-annuitant or co-annuitant/co-owner is desired, the younger spouse must be named annuitant/owner in Section 1 and the older spouse must be named in Section 2.)

            [ ] Income Now GLWB Issues ages 55 - 85     OR   [ ] Income Later GLWB Issue ages 55 - 85
            [ ] I ELECT THE AUTOMATIC STEP-UP OPTION Available with both GLWBs
                Once elected, step-ups will occur on each rider anniversary. Step-ups may also be elected after contract issue.

                           REQUIRED WITH 14A AND 14B.

    14C. PURCHASE PAYMENT ALLOCATION CHOICES - REQUIRED WITH 14A AND 14B.
         SELECT ONE ALLOCATION FROM SECTION 14C OR CUSTOMIZE THE ALLOCATION IN SECTION 14D.

INCOME NOW GLWB & INCOME LATER GLWB

10 - YEAR GMAB PERIOD

7 - YEAR GMAB PERIOD

            [ ] DCA 6 Month*)      SELECT ONE ALLOCATION BELOW TO ESTABLISH THE DCA TRANSFER PROGRAM.
            [ ] DCA 1 Year* )      OR, CUSTOMIZE THE DCA TRANSFER PROGRAM IN SECTION 14D.

            [ ] Diversified Income Subaccount                                   *Automatic monthly transfers of equal amounts
            [ ] Conservative Allocation Subaccount                              will begin 1 month after allocation to the
            [ ] Conservative I-Model**                                          DCA fixed period. The transfers will deplete
            [ ] Conservative R-Model**                                          the fixed amount at the end of the fixed
            [ ] Conservative C-Model**                                          period. If a transfer date falls on a weekend
                                                                                or holiday, the transfer will be made on the
            [ ] Conservative Moderate Blend**                                   following valuation day. Any future purchase
                (66% Conservative Allocation/34% Moderate Allocation)           payments will be automatically allocated
            [ ] Conservative/Moderate I-Model**                                 according to the DCA Transfer Program
            [ ] Conservative/Moderate R-Model**                                 selected, unless otherwise specified.
            [ ] Conservative/Moderate C-Model**

            [ ] Moderate Allocation Subaccount                                  **All Models and Conservative Moderate Blend
            [ ] Moderate I-Model**                                              automatically include Annual Portfolio
            [ ] Moderate R-Model**                                              Rebalancing.
            [ ] Moderate C-Model**

    14D. OR, CUSTOMIZE THE ALLOCATION BELOW: (Whole %; minimum 1% per subaccount; must total 100%)

         ____ % Diversified Income Subaccount Available with 7-Yr GMAB, 10-Yr GMAB and both GLWBs
         ____ % Conservative Allocation Subaccount Available with 7-Yr GMAB, 10-Yr GMAB and both GLWBs
         ____ % Moderate Allocation Subaccount Available with both GLWBs

    WHEN A LIVING BENEFIT IS SELECTED, SKIP SECTION 18.

                                    OPTIONAL

    15.  SPOUSAL CONTINUATION Available at no additional charge. N/A if Beneficiary IRA, 457(b) or 457(f) plan type is chosen in Section 10.

         I understand this benefit will be added automatically if:
             a. There is a sole annuitant/owner (no one is named in Sections 2 and 3); and
             b. The annuitant/owner's spouse is named as the sole primary beneficiary in Section 5.
                (A contingent beneficiary(ies) may be named in Section 6)
         [ ] I do NOT want Spousal Continuation

                                    OPTIONAL

    16.  OPTIONAL DEATH BENEFIT(S) Available at an additional charge. Available only if the annuitant is age 75 or less on the contract issue date and none of the GLWB options were selected in Section 14b.
         APPLIES TO DEATH OF ANNUITANT:
         [ ] Maximum Anniversary Death Benefit
         [ ] 3% Annual Guarantee Death Benefit
         [ ] Earnings Enhanced Death Benefit Available only if Maximum Anniversary and/or 3% Annual Guarantee are selected.
             Not available if Spouse Beneficiary Death Benefit, below, is selected. Not available with Purchase Payment
             Credit plan option.

                                    OPTIONAL

    17.  OPTIONAL SPOUSE DEATH BENEFIT Available at an additional charge.
         [ ] Spouse Beneficiary Death Benefit     Spouse Date of Birth                                [ ] Male [ ] Female
                                                                        _______   _____  __________
                                                                         Month     Day      Year

         Available only if: a. Nonqualified plan type is chosen in Section 10;
                            b. The annuitant/owner and their spouse beneficiary are both age 75 or less on the contract issue date;
                            c. There is a sole annuitant/owner (no one is named in Sections 2 and 3);
                            d. The annuitant/owner's spouse is named as the sole primary beneficiary in Section 5;
                               (A contingent beneficiary(ies) may be named in Section 6)
                            e. The Earnings Enhanced Death Benefit is not applied for; and
                            f. The annuitant/owner's spouse signs in Section 21.

VAAPP-2007                                                      CBSI
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                                                                                                                 Office Use Only: 02

                                   REQUIRED (EXCEPT WHEN USING SECTION 14) - COMPLETE 18A OR 18B.

18. PURCHASE PAYMENT ALLOCATIONS - COMPLETE 18A OR 18B. SKIP IF USING LIVING BENEFIT SECTION 14.

     18A. MODEL - PURCHASE PAYMENT ALLOCATION Check one. Model Allocation selections automatically include Annual Portfolio
          Rebalancing.

I-MODELS (INSTITUTIONAL)                             R-MODELS (RETAIL)                                C-MODELS (COMBINATION)

[ ] Conservative                                     [ ] Conservative                                 [ ] Conservative
[ ] Conservative/Moderate                            [ ] Conservative/Moderate                        [ ] Conservative/Moderate
[ ] Moderate                                         [ ] Moderate                                     [ ] Moderate
[ ] Moderate/Aggressive                              [ ] Moderate/Aggressive                          [ ] Moderate/Aggressive
[ ] Aggressive                                       [ ] Aggressive                                   [ ] Aggressive

     18B. CUSTOMIZED - PURCHASE PAYMENT ALLOCATION

                        INVESTMENT OPTIONS                                              DCA TRANSFER PROGRAM**
---------------------------------------------------------------   ------------------------------------------------------------------
      (Whole %; minimum 1% per subaccount or fixed period;                       (Whole %; minimum 1% per subaccount)
                 minimum: $1,000 per fixed period)

                                                                  6 Month 1 Year
                                                                  _______ ______% Conservative Allocation
_______% DCA 6 Month*   * Complete the DCA Transfer Program       _______ ______% Moderate Allocation
_______% DCA 1 Year*      section to the right. =============>    _______ ______% Aggressive Allocation
                          If not completed, transfers will be     _______ ______% Money Market
                          automatically distributed to the        _______ ______% Bond
                          Money Market subaccount.                _______ ______% High Income
                                                                  _______ ______% Diversified Income
_______% Conservative Allocation                                  _______ ______% Large Cap Value
_______% Moderate Allocation                                      _______ ______% Large Cap Growth
_______% Aggressive Allocation                                    _______ ______% Mid Cap Value
_______% Money Market                                             _______ ______% Mid Cap Growth
_______% Bond                                                     _______ ______% Small Cap Value
_______% High Income                                              _______ ______% Small Cap Growth
_______% Diversified Income                                       _______ ______% Global Securities
_______% Large Cap Value                                          _______ ______% International Stock
_______% Large Cap Growth                                         _______ ______% PIMCO VIT Total Return
_______% Mid Cap Value                                            _______ ______% PIMCO VIT Global Bond Unhedged
_______% Mid Cap Growth                                           _______ ______% PIMCO VIT CommodityRealReturn
_______% Small Cap Value                                          _______ ______% Franklin High Income IV
_______% Small Cap Growth                                         _______ ______% Franklin Income Securities IV
_______% Global Securities                                        _______ ______% Mutual Discovery Securities IV
_______% International Stock                                      _______ ______% Oppenheimer Main Street/VA Svc
_______% PIMCO VIT Total Return                                   _______ ______% Oppenheimer Main St Small Cap/VA Svc
_______% PIMCO VIT Global Bond Unhedged                           _______ ______% Oppenheimer Intl Growth/VA Svc
_______% PIMCO VIT CommodityRealReturn                            _______ ______% Van Kampen LIT Growth & Income
_______% Franklin High Income IV                                  _______ ______% Van Kampen LIT Mid Cap Growth
_______% Franklin Income Securities IV                            _______ ______% AIM VI Global Real Estate
_______% Mutual Discovery Securities IV                             100%   100% TOTAL
_______% Oppenheimer Main Street/VA Svc
_______% Oppenheimer Main St Small Cap/VA Svc
_______% Oppenheimer Intl Growth/VA Svc
_______% Van Kampen LIT Growth & Income
_______% Van Kampen LIT Mid Cap Growth
_______% AIM VI Global Real Estate
    100% TOTAL

**   Automatic monthly transfers of equal amounts will begin 1 month after allocation to the DCA fixed period(s). The transfers will deplete the fixed amount(s) at the end of the fixed period(s). If a transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day. Any future purchase payments will be automatically allocated to the DCA 6 Month or
     DCA 1 Year selected, unless otherwise specified.

VAAPP-2007                                                        CBSI
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                                                         OPTIONAL - WITH 18B

19. PORTFOLIO REBALANCE PROGRAM Not applicable if purchase payments are allocated to a fixed period.

        FREQUENCY                 VARIABLE ACCOUNT ALLOCATED                             REBALANCE ALLOCATION

Check one:                  Check one:                               _____ % Conservative Allocation
                            [ ] a. Transfer the value in my          _____ % Moderate Allocation
   [ ] Quarterly                   subaccounts in proportion to      _____ % Aggressive Allocation
                                   my purchase payment allocation    _____ % Money Market
                                   schedule as indicated in          _____ % Bond
   [ ] Semiannually                Section 18 b.                     _____ % High Income
                                                                     _____ % Diversified Income
   [ ] Annually                                                      _____ % Large Cap Value
                                                                     _____ % Large Cap Growth
If the frequency is not     [ ] b. Transfer the value in my          _____ % Mid Cap Value
selected, transfers will           subaccounts as indicated  to      _____ % Mid Cap Growth
occur quarterly.                   the right. ==================>    _____ % Small Cap Value
                                                                     _____ % Small Cap Growth
                            If neither is selected, a. will apply.   _____ % Global Securities
                                                                     _____ % International Stock
                                                                     _____ % PIMCO VIT Total Return
                                                                     _____ % PIMCO VIT Global Bond Unhedged
                                                                     _____ % PIMCO VIT CommodityRealReturn
                                                                     _____ % Franklin High Income IV
                                                                     _____ % Franklin Income Securities IV
                                                                     _____ % Mutual Discovery Securities IV
                                                                     _____ % Oppenheimer Main Street/VA Svc
                                                                     _____ % Oppenheimer Main St Small Cap/VA Svc
                                                                     _____ % Oppenheimer Intl Growth/VA Svc
                                                                     _____ % Van Kampen LIT Growth & Income
                                                                     _____ % Van Kampen LIT Mid Cap Growth
                                                                     _____ % AIM VI Global Real Estate

                                                                     ===== Whole %; minimum 1% per subaccount, must total 100% =====

                                                              OPTIONAL

20. SPECIAL INSTRUCTIONS

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

VAAPP-2007                                                        CBSI
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                                                              REQUIRED

21.  AGREEMENT

     -    I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

     -    I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the
          Company's rights or requirements.

     -    If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

     -    I understand that federal law requires all financial institutions to obtain the name, residential address, date of birth and government issued taxpayer identification number, and any other information necessary to sufficiently verify the identity of each customer.

     -    ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS
          FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN
          PRISON, DEPENDING ON STATE LAW.

     -    I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

     [ ]  I REQUEST A STATEMENT OF ADDITIONAL INFORMATION.              Signed at ____________________________   ___________________
                                                                                              City                      State

     I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT
     GUARANTEED AS TO A FIXED DOLLAR AMOUNT.


----------------------------------------------------------------    ----------------------------------------------------------------
            Signature of Annuitant/Owner                Date                Signature of Annuitant/Owner's Spouse           Date
             (Person Named in Section 1)                                    (If Spouse Beneficiary Death Benefit
                                                                                  selected in Section 16)


----------------------------------------------------------------    ----------------------------------------------------------------
      Signature of Co-Annuitant, Co-Owner, or           Date                        Signature of Owner                      Date
               Co-Annuitant & Co-Owner                                (Person or Trustee(s) named in Section 3a or 3b -
             (Person Named in Section 2)                              Authorized Officer whose title is in Section 3c)

                                                              REQUIRED

22.  AGENT SECTION To the best of your knowledge:

     1)  Does the applicant have any existing life insurance or annuities with our company or any other company? ... [ ] Yes [ ]  No

     2)  Will this contract replace, discontinue or change any existing life insurance or annuities? ............... [ ] Yes [ ] No

         If yes, I hereby confirm:

         (a)  Consideration has been given to product features, fees and charges.

         (b)  This replacement meets the Company's standards for replacement sales.

         (c)  All required documents have been completed in compliance with applicable state regulations.

         (d)  The following sales material was used: _______________________________________________________________________________
               _____________________________________________________________________________________________________________________

               If no sales materials used, check here: [ ]

Compensation Option: [ ] 1 [ ] 2 [ ] 3 [ ] 4 If an Option is not selected or is incorrect, Option 1 will apply.

                       (Standard and L-Share have options 1 - 4. Purchase Payment Credit has options 1 - 3.)


-----------------------   ---------------------------------------------------   ------------------------   -------------------------
          Date               Signature of Agent/Registered Representative                Rep ID                   CBSI Rep ID

If your Broker/Dealer is CUNA Brokerage Services, Inc., submit Application, VA Checklist, Account Application, check (if any), and
any additional forms to:                        CUNA BROKERAGE SERVICES, INC.
                                                2000 HERITAGE WAY
                                                WAVERLY, IA 50677

For other Broker/Dealers, follow their process and use their forms for suitability submission.

VAAPP-2007                                                        CBSI
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